Page 31 of 50 Pages

                                                                    EXHIBIT 10.2

                                  APPENDIX B-1

                    AMENDMENT NO. 1 TO STOCKHOLDER AGREEMENT

      AMENDMENT NO. 1 dated as of April 20, 1998, to the Stockholder Agreement (the "Stockholder Agreement") dated as of February 9, 1998, among KINROSS GOLD CORPORATION, a corporation organized under the laws of Ontario ("Parent"), KINROSS MERGER CORPORATION, a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"), CYPRUS AMAX MINERALS COMPANY, a Delaware corporation ("Cyprus") and each of AMAX ENERGY, INC. and CYPRUS GOLD COMPANY (the "Subsidiary Stockholders" and, together with Cyprus, the "Stockholders").

      Parent, Sub and the Stockholders have agreed to amend the Stockholder Agreement pursuant to the terms and conditions of this Amendment.

      Capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings assigned to them in the Stockholder Agreement, as amended hereby.

      Accordingly, in consideration of the mutual covenants, conditions and agreements contained herein, the parties hereto agree as follows:

      Section 1.  Amendment   to  the   Stockholder   Agreement.   Upon   the
effectiveness of this Amendment, the Stockholder Agreement shall be and is hereby amended as set forth in paragraph (a) below.

      (a) Section 3 of the Stockholder Agreement is hereby amended by replacing the final sentence of Section 3(a)(ii) with the following:

      The "Warrant Price" shall mean the average of the volume-weighted average sales price per Parent Common Share on each day, in each case converted into U.S. Dollars at the Noon Buying Rate for Canadian Dollars on such day, over the 20 consecutive trading-day period ending the tenth trading day after the Effective Time on The Toronto Stock Exchange or, if the Parent Common Shares are not then listed on The Toronto Stock Exchange, on the principal stock exchange or automated quotation system on which the Parent Common Shares are listed or quoted, as the case may be.

      Section 2. Stockholder Agreement. Except as expressly amended or modified herein, the Stockholder Agreement (as amended hereby) shall continue in full force and effect in accordance with the provisions hereof and thereof as in existence on the date hereof. After the date hereof, any reference to the Stockholder Agreement, shall mean the Stockholder Agreement as amended by this Amendment.

      Section 3. Headings. The headings contained in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment.



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                                                             Page 32 of 50 Pages

      Section 4. Counterparts; Effectiveness. This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of Parent, Sub, the Company and the Stockholders and delivered to Parent, Sub, the Company and the Stockholders.

      Section 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to any applicable conflicts of law principles of such State.

      IN WITNESS WHEREOF, Parent, Sub and the Stockholders have caused this Amendment to be duly executed and delivered as of the date first written above.

                                         KINROSS GOLD CORPORATION,

                                          by:   /s/ SHELLEY RILEY
                                             Name:  Shelley Riley
                                             Title: Corporate Secretary


                                         KINROSS MERGER CORPORATION,

                                          by:   /s/ JOHN IVANY
                                             Name:  John Ivany
                                             Title: Director


                                         CYPRUS AMAX MINERALS COMPANY,

                                          by:   /s/ PHILIP C. WOLF
                                             Name:  Philip C. Wolf
                                             Title: Senior Vice President


                                         AMAX ENERGY, INC.,

                                          by:   /s/ PHILIP C. WOLF
                                             Name:  Philip C. Wolf
                                             Title: Senior Vice President


                                         CYPRUS GOLD COMPANY,

                                          by:   /s/ PHILIP C. WOLF
                                             Name:  Philip C. Wolf
                                             Title: Senior Vice President



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                                                             Page 33 of 50 Pages

ACKNOWLEDGED

AMAX GOLD INC.,

by:   /s/ LELAND O. ERDAHL
   Name:  Leland O. Erdahl
   Title: Vice President and Chief Financial Officer